Robert H. Baldwin
    President

                           B E L L A G I O


January 7, 1999



Mr. Stephen A. Wynn
Chairman of the Board, President
 and Chief Executive Officer
Mirage Resorts, Incorporated
3600 Las Vegas Boulevard South
Las Vegas, Nevada   89109

Dear Steve:

This confirms the agreement this date between Bellagio and you with respect to the work of fine art entitled "Nature Morte, Nape Rose, Vase d'anemones, citrons et ananas" by Henri Matisse (1925, oil on canvas, 32-3/8 x 39-3/4 inches) (the "Work"), which you purchased from Bellagio on January 14, 1998 at a purchase price of $4,562,812.45.

You hereby sell the Work to Bellagio and Bellagio hereby purchases the Work from you for $4,562,812.45.

Please sign below to confirm your agreement to the foregoing. My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO



     ROBERT H. BALDWIN
By:
     ----------------------------
     ROBERT H. BALDWIN
     President and Chief
     Executive Officer

I hereby agree to the foregoing.

     STEPHEN A. WYNN
     ----------------------------
     STEPHEN A. WYNN

cc:  Bruce A. Levin
     Peter C. Walsh
     James E. Pettis

             P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                            EXHIBIT 10.73